EXHIBIT 10.4

Amendment to the Replication Agreement
between
MICROSOFT LICENSING, GP
and
ZOMAX INCORPORATED
MS Contract #5000026380

This Amendment (“Amendment”) amends that certain Replication Agreement between MICROSOFT LICENSING, GP (“MS”) and ZOMAX INCORPORATED (“COMPANY”) dated July 1, 2005 (“Agreement”).

The parties agree to amend the Agreement as follows:

1.             The first sentence of Section 12 (TERM OF AGREEMENT) shall be deleted in its entirety and shall be replaced with the following:

“The term of this Agreement shall begin on the Effective Date and shall end on the earlier to occur of August 31, 2006, or when a new Replication Agreement between the parties is signed, unless terminated earlier in accordance with this Agreement (the “Term”).”

This Amendment shall be attached to and incorporated into the Agreement and is subject to all terms and conditions of the Agreement.

Except as specifically amended herein, all other provisions of the Agreement shall remain in full force and effect, and the parties hereby ratify the terms and conditions of the Agreement as amended hereby.

All capitalized terms shall have the same meaning as in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment which shall be effective as of this 30th day of June, 2006.  All signed copies of this Amendment shall be deemed originals.

MICROSOFT LICENSING, GP	ZOMAX INCORPORATED

/s/ R. Todd Dunlap	/s/ Richard Barnes
R. Todd Dunlap	Richard Barnes
General Manager	EVP and CFO

Date: 6/19/2006	Date: 6/13/2006